UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2013

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 421-7605

Not Applicable

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Second Incremental Secured Facility

On June 6, 2013, Walter Investment Management Corp. (the “Company”) entered into Amendment No. 3, Incremental Amendment and Joinder Agreement (the “Second Incremental Amendment”), to its Credit Agreement, dated as of November 28, 2012 (the “Secured Credit Agreement”), among the Company, the lenders set forth on the signature pages thereto, Credit Suisse AG, as administrative agent and collateral agent, and the other parties set forth on the signature pages thereto. The Second Incremental Amendment, among other things, provides for a secured term loan (the “Second Incremental Secured Credit Facility”) in the amount of $200.0 million, which was borrowed in its entirety on June 6, 2013. The Second Incremental Secured Credit Facility, which ranks pari passu in right of payment and is secured on a ratable basis with the existing loans under the Company’s Secured Credit Agreement, bears interest at a rate per annum equal to, at the option of the Company, LIBOR plus 4.50%, with a LIBOR “floor” of 1.25%, or an Alternate Base Rate plus 3.50%, (which interest is payable at the end of each applicable interest period of 1, 2, 3 or 6 months, as selected by the Company, but at least on a quarterly basis) and matures on November 28, 2017. All other material terms of the loans under the Second Incremental Secured Credit Facility are consistent with the terms of the existing term loans under the Company’s Secured Credit Agreement, except that the Second Incremental Secured Credit Facility does not provide for a prepayment premium in connection with re-pricings.

The proceeds of the Incremental Secured Credit Facility will be utilized to increase the company’s liquidity, fund working capital requirements relating to the Company’s mortgage origination business, for other general corporate purposes (including hedging activities and acquisitions) and to pay fees and expenses incurred in connection with the Second Incremental Amendment.

The foregoing description of the Second Incremental Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Incremental Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description in Item 1.01 of this Current Report on Form 8-K, including the exhibit incorporated therein, is incorporated in its entirety into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 3, Incremental Amendment and Joinder Agreement, dated as of June 6, 2013 relating to the Credit Agreement, dated as of November 28, 2012, among Walter Investment Management Corp., the lenders from time to time party thereto, and Credit Suisse AG, as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: June 10, 2013	By:	/s/ Stuart Boyd
Stuart Boyd, Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 3, Incremental Amendment and Joinder Agreement, dated as of June 6, 2013 relating to the Credit Agreement, dated as of November 28, 2012, among Walter Investment Management Corp., the lenders from time to time party thereto, and Credit Suisse AG, as administrative agent and collateral agent.